SUPPLEMENT TO THE
FIDELITY CONVERTIBLE SECURITIES FUND
JANUARY 20, 1996
PROSPECTUS
The following information replaces similar information found in "The Fund in Detail" on page 8.
Stephen Dufour is manager of Convertible Securities, which he has managed since January 1997. Previously, he managed several other fidelity funds. Mr. Dufour joined Fidelity as an analyst in 1992, after earning his MBA from the University of Chicago.